UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: March 27, 2008

TRUSTCASH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation or organization)

000-49838 (Commission File Number)	94-3381088 (IRS Employer Identification Number)

Kent Carasquero, Chief Executive Officer

400 Park Avenue, Suite 1420, New York, New York 10022

(Address of principal executive offices)

(877) 797-4798

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

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(a)       Effective March 27, 2008, the board of directors of Trustcash Holdings, Inc. (the “Company”) accepted the resignation of Gregory Moss as a director of the Company.

Mr. Moss’ resignation was predicated on his removal as the Company’s chief executive officer by the board of directors and his concern over deliberations held without his inclusion by the board of directors in connection with certain public disclosure disseminated in regard to the prospective merger of the Company with Paivis Corp. Mr. Moss believes that under these circumstances he can no longer fulfill his responsibilities as a member of the board of directors.

A copy of the correspondence received from Mr. Moss in respect to his resignation is attached hereto.

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ITEM 8.01	OTHER EVENTS

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Effective March 31, 2008 the board of directors, appointed Mr. Claudio Lai as the Company’s Chief Technical Officer.

For the last five years Mr. Lai has been and remains the Chief Technical Officer of Vertutech Industries, Inc. a programming, software and web design company. Mr. Lai has managed numerous projects with Vertutech including:

•	Management of web design projects for sites such as IMPAQ (www.impaqcorp.com)
•	Development of web programs (modules) which included; email subscription programs,

password management systems, e-commerce solutions, a content delivery systems.

•	Development of database management software.
•	Customizing already developed content management systems.
•	Web server management.
•	Customizing of shopping cart systems.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

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(d)	The following exhibit is included as part of this report.

EXHIBIT	PAGE
NO.	NO.	DESCRIPTION

17	Attached	Greg Moss correspondence dated March 27, 2008

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SIGNATURE

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trustcash Holdings, Inc.

By: /s/ Kent Carasquero	April 1, 2008

Name: Kent Carasquero

Title: Chief Executive Officer

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